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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 21, 2002

IMPAC SECURED ASSETS CORP. (as company under an Indenture, dated as of February 27, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002- 1)

                                IMH ASSETS CORP.
                                ----------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                 333-69178                  33-0705301
          ----------                -----------                -----------
 (State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)             Idenfication No.)


1401 Dove Street
Newport Beach, California                                               92660
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(Address of Principal                                               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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                                               -2-
Item 5. OTHER EVENTS.
        -------------
              The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2001 and for the periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2001 (which was filed with the Securities and Exchange Commission on May 15, 2001); June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001); September 30, 2001 for the periods ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2001 (which was filed with the Securities and Exchange Commission on November 14, 2001), and Current Reports on Form 8-K filed with the SEC on January 24, 2001, March 19, 2001, July 23, 2002, September 17, 2001,
       September 19, 2001, October 22, 2001, December 4, 2001 and January 25, 2002, as it related to Ambac Assurance Corporation, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-69178) of the Registrant; and (iii) the Prospectus Supplement relating to IMH Assets Corp.: Collateralized Asset-Backed Bonds, Series 2002-1, and shall be deemed to be part hereof and thereof.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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        (a)   FINANCIAL STATEMENTS.
              ----------------------
              Not applicable.

        (b)   PRO FORMA FINANCIAL INFORMATION.
              ---------------------------------
              Not applicable.





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        (c)    EXHIBITS

                           ITEM 601(A) OF
                           REGULATION S-K
  EXHIBIT NO.              EXHIBIT NO.          DESCRIPTION
  -----------              -----------          -----------
  1                        23                   Consent of KPMG Peat Marwick,
                                                independent auditors of
                                                Ambac Assurance
                                                Corporation with respect
                                                to the IMH Assets
                                                Corp.,Collateralized
                                                Asset-Backed Bonds,
                                                Series 2002-1.




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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           IMPAC SECURED ASSETS CORP.

                                           By: /s/ RICHARD J. JOHNSON
                                               -------------------------------
                                           Name:  Richard J. Johnson
                                           Title: Chief Financial Officer

Dated: February 21, 2002



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                                  EXHIBIT INDEX

                      Item 601 (a) of        Sequentially
Exhibit               Regulation S-K         Numbered
Number                Exhibit No.            Description                  Page
------                -----------            ----------------------       ----
1                     23                     Accountant's Consent           6